Organization	9 Months Ended
Sep. 30, 2017
Organization
Organization

1. Organization

Strongbridge Biopharma plc is a global commercial-stage biopharmaceutical company focused on the development and commercialization of therapies for rare diseases with significant unmet needs. Our first commercial product is Keveyis® (dichlorphenamide), the first and only treatment approved by the U.S. Food and Drug Administration ("FDA") for hyperkalemic, hypokalemic, and related variants of primary periodic paralysis. Keveyis has orphan drug exclusivity status in the United States through August 7, 2022. In addition to this neuromuscular disease product, we have two clinical-stage product candidates for rare endocrine diseases, Recorlev™ and veldoreotide. Recorlev (levoketoconazole) is a cortisol synthesis inhibitor currently being studied for the treatment of endogenous Cushing's syndrome. Veldoreotide is a next-generation somatostatin analog (SSA) being investigated for the treatment of acromegaly, with potential additional applications in Cushing's syndrome and neuroendocrine tumors. Both Recorlev and veldoreotide have received orphan designation from the FDA and the European Medicines Agency ("EMA").

Given the well-identified and concentrated prescriber base addressing our target markets, we intend to use a small, focused sales force to effectively market Keveyis and our other products and product candidates, if approved, in the United States, the European Union and other key global markets. We believe that our ability to execute on this strategy is enhanced by the significant commercial and clinical development experience of key members of our management team. We will continue to identify and evaluate the potential acquisition of other products and product candidates that would be complementary to our existing rare neuromuscular and endocrine franchises or that would form the basis for new rare disease franchises. We believe this approach will enable us to maximize our commercial potential by further leveraging our existing resources and expertise.

Liquidity

As of September 30, 2017, we held cash and cash equivalents of $44.4 million.

On April 28, 2017, we entered into an equity distribution agreement with JMP Securities LLC (“JMP”), pursuant to which we may sell, at our option, from time to time, up to an aggregate of $40 million in ordinary shares of the Company through JMP, as the sales agent (the “ATM Facility”).

On July 14, 2017, we entered into a $50 million senior credit facility with CRG LP (“CRG”), a healthcare-focused investment firm, to retire our prior credit facility with Oxford Finance LLC and Horizon Technology Finance Corporation and provide additional capital to us. We initially borrowed $40 million under the term loan agreement and have the option to borrow an additional $10 million based upon the achievement of a certain revenue milestone on or prior to June 30, 2018. Concurrent with the initial borrowing, CRG purchased $3 million of our ordinary shares at a price of $6.98 per share. The loan and security agreement contains financial and non-financial covenants including minimum amounts of net revenue we must achieve in 2017 and beyond. Failure to comply with the covenants could result in the lenders declaring the loan immediately due and payable. Our liquidity requirements are predicated on maintaining compliance with the debt covenants and repaying outstanding borrowings in accordance with the loan agreement.

On October 6, 2017, we sold 4,000,000 ordinary shares in a public offering at a price to the public of $6.25 per ordinary share for net proceeds of approximately $23.4 million, after deducting underwriting discounts and commissions and offering expenses payable by us.

We may never achieve profitability, and unless and until we do, we will continue to need to raise additional capital. We believe the combination of our existing cash resources as of September 30, 2017 and the net proceeds from our October 2017 public offering, will enable us to fund future cash requirements for at least the next twelve months from the date of issuance of these unaudited consolidated financial statements. We expect our funding requirements for operating expenses to increase due to expenses associated with the commercialization of Keveyis, the execution of the Recorlev SONICS and LOGICS Phase 3 clinical trials, and our selling, general and administrative expenses. Our funding requirements will also increase to the extent we pursue potential in-licenses, acquisitions or similar transactions as part of our strategy. These expenses may be offset only in part by sales of Keveyis. To the extent our sales of Keveyis are less than we anticipate, or our expenses are higher than we anticipate, we may be required to fund our operations and capital needs through additional equity or debt financings. There can be no assurances, however, that additional funding will be available on terms acceptable to us.